Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of China Entertainment Group, Inc. on Form 10-QSB for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Dorothy Wong, Chief Accounting Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the date and for the periods indicated.

Dated: March 14, 2008	/s/ Dorothy Wong
Dorothy Wong Chief Accounting Officer